UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NANOVIRICIDES, INC.

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Explanatory Note: This Amendment No. 1 to Schedule 14A (the “Amendment”) is being filed to amend the definitive proxy statement (the “Original Proxy”) of NanoViricides, Inc. (the “Company”) for its 2017 Annual Shareholders’ Meeting (the “Meeting”) which was filed with the Securities and Exchange Commission on October 27, 1017, in order to correct the location of the Meeting. The Meeting will be held at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, CT 06902. The Original Proxy erroneously stated the Meeting would be held at the Sheraton Stamford Hotel, 700 E Main Street, Stamford, Connecticut, 06901.

NANOVIRICIDES, INC.

1 Controls Drive

Shelton, Connecticut 06484

October 27, 2017

To Our Stockholders:

On behalf of the Board of Directors of NanoViricides, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Friday, December 8, 2017, at 10:00 a.m., Eastern Daylight Time, at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, Connecticut, 06902. You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/NNVC2017, where you will be able to vote electronically and submit questions during the meeting.

At this year’s annual meeting you will be asked to: (i) re-elect three directors who will each serve for a two year term; (ii) ratify the selection of our independent registered public accountants; and (iii) transact such other business as may properly come before the annual meeting. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

Our Board of Directors unanimously recommends that you vote “FOR” each proposal.

A copy of the 2017 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IN PERSON OR VIRTUALLY, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

NANOVIRICIDES, INC.

Anil Diwan,
President and Chairman of the Board of Directors

NANOVIRICIDES, INC.

Notice of Annual Meeting of Stockholders

To Be Held on December 8, 2017

To Our Stockholders:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the “Annual Meeting”), of NanoViricides, Inc. (the “Company” or “NanoViricides”). The Annual Meeting will be held on Friday, December 8, 2017, at 10:00 a.m., Eastern Daylight Time, at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, Connecticut, 06902. You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/NNVC2017, where you will be able to vote electronically and submit questions during the meeting. You will need the digit control number included with these proxy materials to attend the annual meeting virtually.

We are holding the Annual Meeting for the following purposes:

1. Re-election of each of Anil Diwan, PhD, Dr. Milton Boniuk, and Mukund Kulkarni, PhD, as Class I Directors, each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal (Proposal 1);

2. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2); and

3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Please note that you will be asked to present the admission ticket attached to the accompanying proxy card, plus proof that you are a shareholder of the Company, as well as valid picture identification, such as a driver’s license or passport, in order to attend the Annual Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, you are requested to sign, date and return the enclosed proxy card promptly. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m. (New York City time) on December 7, 2017; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m. (New York City time) on December 7, 2017; or (iii) attending the Annual Meeting and voting in person thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, Attention: Eugene Seymour, MD. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on October 13, 2017, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Annual Meeting until the closing of the polls thereat.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet allows us to provide our stockholders with the information they need, while reducing our printing and mailing costs and the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail contains instructions on how to access this proxy statement and the 2017 Annual Report and vote online. The Notice also includes instructions on how you can request a paper copy of the annual meeting materials. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations web site. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can attend our Annual Meeting at www.virtualshareholdermeeting.com/NNVC2017. Stockholders at the close of business on October 13, 2017 may also ask questions and vote at our Annual Meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in our Annual Meeting.

By Order of the Board of Directors

/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman of the Board of Directors

October 27, 2017

NANOVIRICIDES, INC.

1 Controls Drive

Shelton, Connecticut 06484

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

DECEMBER 8, 2017

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.001 per share, of NanoViricides, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as “NanoViricides, Inc.,” “NanoViricides,” the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Friday, December 8, 2017, at 10:00 a.m., Eastern Daylight Time, at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, Connecticut, 06902, or via the Internet at www.virtualshareholdermeeting.com/NNVC2017, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders will be asked to consider and take appropriate action with respect to the following:

1. Re-election of each of Anil Diwan, PhD, Dr. Milton Boniuk, and Mukund Kulkarni as Class I Directors, each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal (Proposal 1);

2. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2); and

3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

The Board of Directors has fixed the close of business on October 13, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

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Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Annual Meeting in accordance with instructions contained therein. When voting to elect directors (Proposal 1), you may vote for all nominees, vote for only some of the nominees, or withhold authority to vote for all or some of the nominees. If a Proxy Card is signed and returned without instructions, the shares will be voted “FOR” the election of each nominee for director named herein (Proposal 1) and “FOR” the ratification of the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2). The election of the nominees for director named in this Proxy Statement (Proposal 1) requires the affirmative vote of a majority of the Company’s outstanding common stock present at the Annual Meeting, broker non-votes and abstentions will not count as affirmative votes.

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Anil Diwan and Eugene Seymour, and each of them, to serve as “Proxyholders” for the Annual Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, c/o Chief Executive Officer; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on October 13, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 63,307,000 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

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Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Nominees may have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1.

Each share of NanoViricides common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the re-election of the director nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2018 (Proposal 2).

An inspector of elections appointed by NanoViricides will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

NanoViricides will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the Nevada Revised Statutes in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

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QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this proxy statement from us because you were a stockholder of record at the close of business on the record date of October 13, 2017. As a stockholder of record, you are invited to attend our annual meeting of stockholders (“Annual Meeting”) and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the meeting?	Only holders of record of shares of our common stock at the close of business on October 13, 2017 (the “Record Date”) are entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

How many shares are outstanding?	On the Record Date, 63,306,774 shares of our common stock were issued and outstanding and held by approximately 168 holders of record, which does not include stockholders holding our stock in “street name.” Each share of common stock outstanding on the record date is entitled to one vote.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the Annual Meeting, in person or represented by proxy, of the holders of at least a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting until a later time.

What items of business will be voted on at the meeting?	The items of business to be voted on at the Annual Meeting are as follows:
To re-elect each of Anil Diwan, PhD, Dr. Milton Boniuk, and Mukund Kulkarni, PhD, as Class I Directors, each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal (Proposal 1);

To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2); and

To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

What happens if additional matters are presented at the meeting?	The only items of business that our Board of Directors intends to present at the Annual Meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

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How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” the election of each director nominee and “FOR” the ratification of the appointment of Eisner Amper LLP

What shares can I vote at the meeting?	You may vote all of the shares you owned as of October 13, 2017, the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. Some of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by a trustee or another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you instruct in the voting instruction card. You may also vote in person at the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?	As discussed previously, whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by completing and returning the enclosed proxy card or voting instruction card. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted “FOR” each nominee for director set forth herein and “FOR” the ratification of the appointment of Eisner Amper LLP.

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How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present the Admission Ticket attached to the proxy card and photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The Annual Meeting will begin promptly at 10:00 a.m. (local time). Reception and check-in will begin at 9:30 a.m. Even if you plan to attend the Annual Meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I attend the meeting via the Internet?	Stockholders may also attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/NNVC2017. Stockholders of record and beneficial owners as of the close of business on October 13, 2017 may also submit questions while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/NNVC2017. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

Can I change my vote or revoke my proxy?	You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Is my vote confidential?	Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except as required by law to Corporate Stock Transfer, Inc., our transfer agent, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

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How are votes counted and what vote is required to approve each item?	Each outstanding share of our common stock entitles the holder to one vote per share on each matter considered at the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

Proposal No. 1	The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, so long as a quorum is present, if each director nominee receives a majority of affirmative “FOR” votes at the Annual Meeting, he will be elected to serve as director. You may vote either “FOR” or “WITHHOLD” your vote for each director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Proposal No. 2	Stockholder ratification of the appointment of Eisner Amper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018, is not required by law or by our governing instruments. However, our Board of Directors is submitting the selection of Eisner Amper LLP to our stockholders for ratification as a matter of good corporate governance and practice. The ratification of the appointment of Eisner Amper LLP requires the affirmative vote of a majority of the votes cast. You may vote either “FOR” or “AGAINST” ratification of the appointment, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the appointment will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal. If the stockholders fail to ratify the appointment, our Board of Directors will reconsider whether or not to retain that firm.

What is a “broker non-vote”?	Under the rules that govern brokers and banks who have record ownership of our shares of common stock that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. For non-routine matters, brokers and banks do not have such discretion, resulting in a broker non-vote.

How are “broker non-votes” counted?	Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting on one or more proposals, the shares represented by your proxy will be counted as present for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be counted in tabulating the voting results for any particular proposal. As a result, an abstention will have the same effect as a vote against a proposal (other than the election of directors).

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What happens if the meeting is adjourned?	If our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	The enclosed proxy is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our common stock, who will forward the proxy materials to the beneficial owners. We may, at our discretion, reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials will not be significant.

Where can I find the voting results of the meeting?	We will publish the final voting results in a Current Report on Form 8-K that we expect to file within four business days after the meeting.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 13, 2017, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
TheraCour Pharma, Inc.(2) 135 Wood Street West Haven, CT 06516	9,619,170	15.19%

Anil Diwan (2) (3) 135 Wood Street West Haven, CT 06516	2,005,367	3.17%

Eugene Seymour (4) 135 Wood Street West Haven, Connecticut 06516	1,083,813	1.71%

Milton Boniuk (5) 135 Wood Street West Haven, CT 06516	2,728,932	4.53%

Mukund Kulkarni 135 Wood Street West Haven, CT 06516	150,662	0.24%

Stanley Glick 135 Wood Street West Haven, CT 06516	34,283	0.05%

Meeta Vyas (6) 135 Wood Street West Haven, CT 06516	147,021	0.23%

All Directors and Executive Officers as a Group (7 persons)	15,769,248	24.27%

(1)  For each shareholder, the calculation of percentage of beneficial ownership is based upon 63,306,774 shares of Common Stock outstanding as of September 15, 2017, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(2)  Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour Pharma Inc. and owns approximately 70% of the outstanding capital stock of TheraCour. Anil Diwan has both investment and dispositive power over the NanoViricides shares held by TheraCour Pharma, Inc. Does not include 2,000,000 shares of the Company’s Series A Preferred Stock (the “Series A”), held by TheraCour Pharma, Inc. which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company.

(3)  Anil Diwan, President and Chairman of the Board of Directors.  Does not include 16,531,429 shares owned by TheraCour Pharma, Inc. after calculating the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), over which Dr. Diwan holds voting and dispositive power. Does not include 996,429 shares of Series A Preferred Stock which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company.

(4)  Eugene Seymour, Chief Executive Officer and Director. 1,083,813 shares of NanoViricides common stock are held by Dr. Seymour. Does not include 653,571 shares of the Company’s Series A Preferred Stock (the “Series A”) which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company or upon achieving certain trading prices of the Common Stock.

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(5)  Milton Boniuk, Independent Member of the Board of Directors. Includes 166,286 shares of common stock owned by the reporting person, 657,142 shares of common stock owned by the reporting person and his wife Laurie Boniuk, warrants to purchase 542,856 shares of common stock, held by the reporting person and his wife, and 1,362,648 shares of common stock owned by Milton Boniuk IRA. Does not include 2,776,793 shares of common stock and warrants to purchase 257,143 shares of common stock currently exercisable held by Boniuk Interests Ltd. Does not include 952,381 shares of common stock issuable upon conversion of a 10% Coupon Series C Convertible Debenture or 187,000 shares of Series A Preferred Stock held by Milton Boniuk IRA, which are not readily convertible. Dr. Boniuk holds voting and dispositive power over Boniuk Interests Ltd. On February 3, 2017, Dr. Boniuk filed a Form 4 which indicated that Dr. Boniuk no longer holds voting and dispositive power over the shares of common stock owned by the Boniuk Charitable Foundation.

(6)  Includes 26,001 shares held by Connect Capital LLC, over which Ms. Vyas holds voting and dispositive power. Does not include 126,027 shares of Series A Preferred Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two or more than seven members, with such number to be fixed by the Board of Directors and there are currently five members of our Board of Directors. The directors are divided into three classes. Each director serves for a term of two years. At each annual meeting, the term of one or more classes of directors expires. The class of directors with a term expiring at this annual meeting consists of three directors. At the Annual Meeting, three Class I Directors will be elected to serve for a term of two years expiring at the 2019 annual meeting of stockholders and until each of their respective successors is duly elected and qualified or until each of their respective earlier resignation or removal.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the nominees for director named below for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors is duly elected and qualified or until each of their respective earlier resignation or removal. Each of the nominees named below has been nominated by the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any of the nominees become unable or unwilling to accept a nomination for election, the person named in the enclosed Proxy Card will vote for the election of a nominee or nominees, as applicable, designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominees’ individual biographies set forth below, which contain information regarding the nominee’s service as a director, business experience, and director positions held currently or at any time during the last five years.

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Director Nominee Biographical Information

The age and principal occupation for the past five years of each person nominated as director is set forth below:

Anil Diwan, PhD, age 58, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and three PCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). The Company concluded Dr. Diwan’s experience plus his status as creator of the Company’s technologies render him uniquely qualified to serve in these capacities.

Milton Boniuk, MD, age 84, is an astute and highly successful businessman and entrepreneur, in addition to being an accomplished eye surgeon, educator, and administrator. Dr. Boniuk is a renowned eye surgeon in private practice who specializes in Ocular Oncology and Oculoplastics. He is also the Caroline F. Elles Chair of Ophthalmology at the Alkek Eye Center at the Baylor College of Medicine. Dr. Boniuk has been a long term investor and strong supporter of NanoViricides, Inc. Dr. Boniuk is also well known for his philanthropic endeavors. Most recently, he gave $28.5M to Rice University to establish The Boniuk Institute for the Study and Advancement of Religious Tolerance, following up on a previous $5M gift for this cause. Dr. Boniuk earned his MD at the Dalhousie University, Halifax, Nova Scotia, Canada, followed by an internship at the Victoria General Hospital, Halifax, Nova Scotia, Canada, and Residency at the Center for Ophthalmology, Jefferson Medical College - Wills Eye Hospital, Philadelphia, PA. In addition, he served a Fellowship in Ophthalmic Pathology at the world-renowned Armed Forces Institute of Pathology, Washington, D.C. Dr. Boniuk has made significant contributions in cataract surgery, glaucoma, corneal dystrophies, retinal diseases and surgery. He is a nationally and internationally recognized expert in the pathology and surgical management of orbital and intra-ocular tumors. His description of the ocular pathology of the congenital rubella syndrome in 1967 was a landmark publication. Of note, Dr. Boniuk has made substantial medical contributions in areas that are of great significance to the Company, such as ocular adenoviral infections, that cause epidemic kerato-conjunctivitis (EKC). The Company has developed a drug candidate for EKC infection that was successfully tested in rabbits. These animals serve as a surrogate for the viral disease in human eyes. The Company concluded Dr. Boniuk’s experience plus business acumen render him qualified to serve as a member of its Board of Directors.

Mukund S. Kulkarni, MBA, PhD, age 69, has been a Chancellor of Penn State Harrisburg since 2010 where Dr. Kulkarni joined in 1985 as a Professor of Finance in the School of Business Administration. Prior to becoming chancellor, he was senior associate dean for academic affairs from 2006-2010. Prior thereto and from 1996, he served as the director of the School of Business Administration. In addition to his administrative appointment, Dr. Kulkarni holds the rank of professor of finance. Dr. Kulkarni earned his bachelor’s degree from Shivaji University located in Kolhapur, India and master’s degrees from University of Pune located in Pune, India, and an M.B.A. from Marshall University. He also earned a Doctorate in Economics from the University of Kentucky. Dr. Kulkarni is widely published in academic journals and has presented papers at several scholarly conferences. Dr. Kulkarni is an invited lecturer and consultant to several academic institutions in the U.S. and abroad, in addition to state government and nonprofit organizations. Dr. Kulkarni is widely engaged in social and civic activities in and around the Harrisburg region. He is member of several boards of civic and nonprofit organizations including the Harrisburg Regional Chamber of Commerce, United Way of the Capital Region, Modern Transit Partnership, and Asian Indian Americans of Central Pennsylvania, among others. He has delivered lectures and provided consultations to other business schools, government agencies, and non-profit organizations, and he has valuable corporate experience in the commercial banking industry. As a result of his valuable experience in the commercial banking industry and his vast academic background in economics and finance, the Company concluded Dr. Kulkarni was qualified to serve as a member of its Board of Directors.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as director of each nominee named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE
ABOVE-NAMED DIRECTOR NOMINEES.

Directors Continuing in Office until 2018 Annual Meeting of Stockholders

Eugene Seymour, MD, MPH, age 76, has been Chief Executive Officer (CEO) and a director of the Company since consummation of the merger on June 1, 2005. From 1996 until May 2005 he has been a private investor and has held no corporate positions. During this period he formed a non-profit foundation that funded both testing and training programs for health workers in Asia and Africa. He was a consultant to the UN Global Program on AIDS and was sent to several countries, (Lithuania, Latvia, Estonia and Russia) to interact with local physicians and assist them in setting up testing programs. Dr. Seymour obtained a Master’s degree in the Epidemiology of Infectious Diseases at UCLA in addition to his medical degree. He began clinical practice in Internal Medicine and joined the UCLA Medical School faculty. He left UCLA after two years and joined the USC faculty as Associate Professor. Dr. Seymour served in the Medical Corps of US Army Reserve during the Vietnam era and attained the rank of Major. In 1986, he was requested by the US government to establish a testing laboratory and run a large-scale surveillance program for HIV prevalence in the Hispanic population in Los Angeles. His laboratory ended up testing over 50,000 people. In 1989, he founded StatSure Diagnostic Systems, Inc. (SDS) (formerly Saliva Diagnostic Systems, Inc.), raised capital and developed the rapid HIV antibody blood test (Hema-Strip). He took the company public in 1993 as CEO and President. He left SDS in 1996. Dr. Seymour holds 8 issued patents, and is married with three children, two of whom are physicians. The Company concluded Dr. Seymour’s extensive experience in treating infectious disease and viruses, plus his public company experience, make him an ideal candidate to serve in these capacities.

Stanley Glick, CPA, age 80, was appointed as an independent Director and as chair of the Audit Committee of the Company on June 22, 2012. Mr. Glick has over forty years of experience in his long career of providing auditing, accounting, tax, and management advisory services, to clients in various industries. Mr. Glick has been a member of several Boards of Directors for not-for-profit organizations in the Westport, CT area. In particular, he has served as a Director and member of Audit Committee of “A Better Chance” of Westport, CT, from 2000 to 2005. From 1977 until present, Mr. Glick has managed an independent practice as a Certified Public Accountant in Connecticut and New York States. Prior to forming his own CPA firm, Mr. Glick was employed by local and regional CPA firms where he performed and supervised audits and financial reporting. Mr. Glick is a member of the American Institute of Certified Public Accountants, The Connecticut Society of Certified Public Accountants, and the New York State Society of Certified Public Accountants. He holds a Bachelor of Business Administration degree in Accounting from Baruch College of Business (now Baruch College of the City University of New York). Mr. Glick is married and lives in Trumbull, CT. We concluded that Mr. Glick’s broad business, accounting and auditing experience meets the criteria of an independent director and an “audit committee Financial Expert.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

On January 23, 2016, EisnerAmper LLP was engaged to audit the financial statements of the Company. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of EisnerAmper LLP for the fiscal year ending June 30, 2018. Accordingly, the Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment by Board of Directors of EisnerAmper LLP to audit the financial statements of the Company for the current fiscal year ending June 30, 2018. Representatives of that firm are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws or applicable law, the Board of Directors has determined that requesting ratification by stockholders of its selection of EisnerAmper LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of EisnerAmper LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF EISNER AMPER LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JUNE 30, 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for NanoViricides by EisnerAmper LLP for the fiscal years ended June 30, 2017 and 2016, were:

	Fiscal 2017	Fiscal 2016
Audit Fees	$219,477	$159,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$219,477	$159,000-

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

GOVERNANCE OF THE COMPANY

Board of Directors

Our Board of Directors is currently comprised of the following five members: Anil Diwan, PhD., Eugene Seymour, MD, MPH, Stanley Glick, CPA, Mukund S. Kulkarni and Milton Boniuk, MD. Of the five members currently serving on the Board of Directors, the Board of Directors has determined that Messrs. Glick, Kulkarni and Boniuk are independent directors and also meet the additional independence standards for audit committee membership set forth by the Securities and Exchange Commission. Additionally, the Board of Directors acted by unanimous written consent in lieu of a meeting approximately five times during the fiscal year ended 2017. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. The Company encourages its directors to attend the Annual Meeting of Stockholders, and all directors are expected to attend the 2017 Annual Meeting.

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Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating Committee. The Board of Directors has determined that the Chairs and all committee members are independent under applicable NYSE MKT and SEC rules for committee memberships. The members of the committees are shown in the table below.

Director	Audit Committee	Compensation Committee	Nominating Committee
Anil Diwan	—	—	—
Eugene Seymour	—	—	—
Stanley Glick	Member	Member	Member
Mukund Kulkarni	Member	Member	Member
Milton Boniuk	Member	Member	Member

Audit Committee

The Audit Committee is responsible primarily for overseeing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and system of internal controls, reviewing significant financial transactions and overseeing enterprise risk management. The Audit Committee met a total of five times during the 2017 fiscal year.

The current members of our Audit Committee each meet the independence criteria for directors set forth under the rules of the NYSE MKT and the additional independence criteria for members of audit committees specified in Section 803B of the NYSE MKT Company Guide and Rule 10A-3 under the Exchange Act. Each member of our Audit Committee is financially literate under the current listing standards of the NYSE MKT. Our Board of Directors has determined that Stanley Glick, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

Compensation Committee

The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company’s executive officers, including the Chief Executive Officer, administering the Company’s equity compensation plans, and reviewing the compensation of the Board of Directors. The Compensation Committee’s authority to grant equity awards may not be delegated to the Company’s management or others. For a description of the Compensation Committee’s processes and procedures, including the roles of the Company’s executive officers and independent compensation consultants in the Compensation Committee’s decision-making process, please see the section entitled “Compensation Discussion and Analysis” below. The Compensation Committee met a total of five times during 2017.

Pursuant to Section 805 of the NYSE MKT Company Guide, compensation of our Chief Executive Officer is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors. The Chief Executive Officer is not present during voting or deliberations. Compensation for all other officers is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors.

Nominating Committee

The primary functions of the Nominating Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board of Directors, and the eligibility criteria for individual Board of Directors and Committee membership; review and recommend to the Board of Directors the appropriate structure of the Board of Directors; identify individuals qualified to become Board of Directors members and recommend to the Board of Directors the nominee for election to the Board of Directors at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board of Directors the appropriate structure of Committees, Committee assignments and the Committee chairman.

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Among the factors the Nominating Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of Directors of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board of Directors needs that arise from time to time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board of Directors, whom the Nominating Committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Nominating Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent. The Nominating Committee also considers and evaluates the appointments of consultants as the Company may require in its course of business. The Nominating Committee met a total of four times during 2017.

The Audit Committee, Compensation Committee and Nominating Committee operate under written charters adopted by the Board of Directors. These charters are available on the Company’s website at www.nanoviricides.com.

Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company.

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of Section 406 of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains a Code of Ethics, and Audit Committee charters.

Code of Ethics

The Code of Ethics was adopted by NanoViricides, Inc. for the purpose of promoting honest and ethical conduct. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the Code of Ethics. It covers topics such a conflict of interest, compliance with laws, confidentiality of Company Information, encouraging the reporting of any illegal or unethical behavior, fair dealing and use of Company assets. Our Code of Ethics can be found in our filings with the Securities and Exchange Commission at www.sec.gov. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: NanoViricides, Inc. Attention: Secretary, 1 Controls Drove, Shelton, Connecticut 06484.

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Board of Directors Leadership Structure and Risk Oversight

In accordance with our Bylaws, our Board of Directors appoints our officers, including our chief executive officer and chief financial officer. Our Board of Directors does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently, the roles of the chairman and chief executive officer are separate.

Our Board of Directors is primarily responsible for overseeing our risk management processes. Our Board of Directors, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board of Directors administers this risk management oversight function, our audit committee supports our Board of Directors in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors leadership structure supports this approach. In particular, the audit committee is responsible for considering and discussing our significant accounting and financial risk exposures and the actions management has taken to control and monitor these exposures. Going forward, we expect that the audit committee will receive periodic reports from management at least quarterly regarding our assessment of such risks. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board of Directors. Our Board of Directors believes its administration of its risk oversight function has not affected the Board of Directors’ leadership structure.

Director’s Compensation

The Company’s directors receive $7,500 per quarter to its non-executive directors of which half is paid in cash and the balance in shares of the Company’s Common Stock. The Company also reimburses directors for expenses incurred in their service to the Board of Directors.

Communications with the Board of Directors

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at NanoViricides, Inc. Attention: Chief Executive Officer, 1 Controls Drive, Shelton, Connecticut 06484. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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Adverse Proceedings

From time to time, we are a party to legal proceedings arising in the ordinary course of business. We are not currently a party to any other legal proceedings that we believe could have a material adverse effect on financial condition or results of operations.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of NanoViricides.

Name	Age	Position

Anil Diwan, PhD.	58	President, Chairman of the Board of Directors
Eugene Seymour, MD, MPH	76	Chief Executive Officer
Meeta Vyas	58	Chief Financial Officer

Anil Diwan, PhD, age 58, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and three PCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). The Company concluded Dr. Diwan’s experience plus his status as creator of the Company’s technologies render him uniquely qualified to serve in these capacities.

Eugene Seymour, MD, MPH, age 76, has been Chief Executive Officer (CEO) and a director of the Company since consummation of the merger on June 1, 2005. From 1996 until May 2005 he has been a private investor and has held no corporate positions. During this period he formed a non-profit foundation that funded both testing and training programs for health workers in Asia and Africa. He was a consultant to the UN Global Program on AIDS and was sent to several countries, (Lithuania, Latvia, Estonia and Russia) to interact with local physicians and assist them in setting up testing programs. Dr. Seymour obtained a Master’s degree in the Epidemiology of Infectious Diseases at UCLA in addition to his medical degree. He began clinical practice in Internal Medicine and joined the UCLA Medical School faculty. He left UCLA after two years and joined the USC faculty as Associate Professor. Dr. Seymour served in the Medical Corps of US Army Reserve during the Vietnam era and attained the rank of Major. In 1986, he was requested by the US government to establish a testing laboratory and run a large-scale surveillance program for HIV prevalence in the Hispanic population in Los Angeles. His laboratory ended up testing over 50,000 people. In 1989, he founded StatSure Diagnostic Systems, Inc. (SDS) (formerly Saliva Diagnostic Systems, Inc.), raised capital and developed the rapid HIV antibody blood test (Hema-Strip). He took the company public in 1993 as CEO and President. He left SDS in 1996. Dr. Seymour holds 8 issued patents, and is married with three children, two of whom are physicians. The Company concluded Dr. Seymour’s extensive experience in treating infectious disease and viruses, plus his public company experience, make him an ideal candidate to serve in these capacities.

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Meeta Vyas, SB, MBA, age 58, is known as a strong leader with board level experience and successful achievements as a Senior Executive in a broad range of entities including publicly listed corporations, non-revenue generating entities, and medium to large size companies. Ms. Vyas has over twenty-five years of experience in performance and process improvement of both publicly listed companies and non-revenue producing entities, in areas ranging from Finance and Operations to Strategy and Management. Meeta holds the distinction of being the first Indian woman to be named CEO of a publicly listed U.S. corporation, Signature Brands, Inc., best known for “Mr. Coffee” and “Health-O-Meter” brand products. As CEO, acting COO and Vice Chairman of the Board of Signature Brands, Inc., she was responsible for the development and implementation of a turnaround plan, resulting in Signature’s return to profitability and growth. Later, as the CEO of the World-Wide Fund for Nature - India (WWF-India) and then as a Vice President of the National Audubon Society (USA), both non-revenue generating entities, Meeta successfully raised unrestricted funding that significantly exceeded annual requirements and also instituted financial processes to measure a variety of performance metrics. Earlier in her career, she was responsible for designing the strategy and initiating the implementation plan for the highly successful information technology outsourcing program at General Electric (“GE”). Also at GE, Ms. Vyas ran GE Appliances’ Range Products business unit having revenues exceeding $1 Billion where her team doubled operating income in less than two years. Prior to that, as a management consultant with McKinsey and Company, she served publicly listed companies in chemicals, industrial, and technology markets, primarily focusing on growth strategies, valuations, post-merger integrations, and logistics operations. Ms. Vyas is married to Anil Diwan, the Company’s President and Chairman and principal shareholder of TheraCour Pharma, Inc. Ms. Vyas holds a MBA in Finance from Columbia University’s Graduate School of Business, and a SB in Chemical Engineering from the Massachusetts Institute of Technology.

Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for the years ended June 30, 2017, 2016 and 2015:

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award(s) ($)	Option Awards(#)	All Other Compensation ($)	Total ($)

Eugene Seymour,	2017	$372,917	$75,000	$297,266	—	$—	$745,183
CEO, Director	2016	$345,833	$75,000	$309,344	—	$—	$655,177
	2015	$300,000	$—	$267,859	—	$—	$567,859

Anil Diwan	2017	$372,917	$75,000	$810,250	—	$—	$1,258,167
President, Director	2016	$345,833	$75,000	$309,344	—	$—	$655,177
	2015	$300,000	$—	$267,859	—	$—	$567,859

Meeta Vyas	2017	$129,600	$—	$98,964	—	$—	$228,564
CFO	2016	$129,600	$—	$123,656	—	$—	$253,256
Appointed May 13, 2013	2015	$118,800	$—	$222,980	—	$—	$341,780

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30, 2017.

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Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Eugene Seymour, CEO and Director	—	—	$—	—	—	—	—	—

Anil Diwan, President and Director	—	—	$—	—	—	—	—	—

Milton Boniuk, MD	—	—	$—	—	—	—	—	—

Mukund Kulkarni	—	—	$—	—	—	—	—	—

Stanley Glick	—	—	$—	—	—	—	—	—

Meeta Vyas	—	—	$—	—	—	—	—	—

Determination of Compensation

The Company's executive compensation program for the named executive officers (NEOs) is administered by the Board of Directors. The Board of Directors makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas. The Compensation Committee assists the Board in achieving these objectives.

The Company’s current executives’ compensation program as of the date of this report has been at the same level since 2005. The program is simplistic and is less structured than a more mature corporation. Two of our officers are founders or co-founders of the Company and their ownership in the Company has driven their philosophy to provide modest salaries. The compensation structure was set to retain capital resources in the Company to further growth.

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Compensation Objectives

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Elements of Compensation

Base Salary. All full time executives are paid a base salary. Base salaries for our executives are established based on the scope of their responsibilities, professional qualifications, academic background, and the other elements of the executive's compensation, including stock-based compensation. However, at this time current total annual compensation is not in line with comparable companies, because our philosophy was to pay modest salaries to conserve capital resources for future company growth. Our intent is to set executives' base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Equity Incentive Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Board of Directors has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Board of Directors does not have a determined formula for determining the number of options available to be granted. The Board of Directors will review each executive’s individual performance and his or her contribution to our strategic goals periodically. With the exception of stock options automatically granted in accordance with the terms of the employment agreement with our executive officers, our Board of Directors grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. As additional compensation for the year ended June 30, 2017, the Company issued 257,650 shares of the Company’s Series A Convertible Preferred Stock and 71,430 shares of the Company’s restricted common stock. The shares of Series A Convertible Preferred Stock are subject to restriction on sale. The valuation applied to the shares was based upon an appraisal derived from the application of statistical calculations and based upon assumptions at the time of the appraisal which may not be realized.

Compensation of Scientific Advisory Board

The Company installed the Scientific Advisory Board solely to provide ongoing advice to the Company with respect to research, development and marketing of anti-viral and anti-microbial products. The Company anticipates holding four Scientific Advisory Board meetings per annum. As compensation, each member of the Scientific Advisory Board (SAB) will be granted each quarter 2,858 warrants to purchase the Company’s common stock at 120% of the Company’s closing stock quote on the day following the meeting. Should the Company not call a quarterly meeting, quarterly options will be granted on May 15, August 15, November 15, and February 15. The warrants will have a four year expiration date. In addition the Company will reimburse each SAB member for travel and other out-of-pocket expenses incurred in the course of performing their services. For the year ended June 30, 2017, the SAB was granted stock warrants to purchase 57,160 shares of common stock at prices at from $1.40 to $12.04 per share.

Employment Agreements

On July 21, 2015, the Company entered into employment agreements with Anil Diwan, PhD, the Company’s founder, President and Chairman, and Eugene Seymour, MD, MPH, the Company’s Chief Executive Officer and Director effective July 1, 2015. The terms of the agreements, as more fully set forth below, were determined by the Company’s independent Compensation Committee of the Board of Directors based upon comparative compensation reports prepared by an independent third-party research firm. The Compensation Committee determined that the proposed compensation for Drs. Diwan and Seymour were in line with similar publicly-traded pharmaceutical companies. The prior employment agreements expired as of February 29, 2014 and Drs. Diwan and Seymour continued to work on the basis of such expired agreements at a salary of $300,000 per annum.

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The Company and Dr. Diwan agreed Dr. Diwan would continue to serve as the Company’s President and Chairman of the Board of Directors for a term of three years. Dr. Diwan’s compensation would be $350,000 for the first year of employment, $375,000 for the second year and $400,000 for the final year. Additionally, Dr. Diwan was awarded a grant of 225,000 shares of the Company’s Series A Preferred Stock that vest equally over the term of the employment agreement. Any unvested shares of Series A Preferred Stock are subject to forfeiture upon termination for cause or resignation of Dr. Diwan. The employment agreement also provides incentive bonuses of $75,000 per year payable on or before July 31, 2015, 2016 and 2017. The agreement provides for customary benefits including health and life insurance coverage, and vacation days. The agreement also provides customary terms regarding confidentiality, restrictive covenants, non-solicitation and non-disclosure.

The Company and Dr. Seymour agreed that Dr. Seymour would continue to serve as the Company’s Chief Executive Officer and Director for a term of three years. Dr. Seymour’s compensation would be $350,000 for the first year of employment, $375,000 for the second year and $400,000 for the final year. Additionally, Dr. Seymour was awarded a grant of 225,000 shares of the Company’s Series A Preferred Stock that vest equally over the term of employment agreement. Any unvested shares of Series A Preferred Stock are subject to forfeiture upon termination for cause or resignation of Dr. Seymour. The employment agreement also provides incentive bonuses of $75,000 per year payable on or before July 31, 2015, 2016 and 2017. The agreement provides for customary benefits including health and life insurance coverage, and vacation days. The agreement also provides customary terms regarding confidentiality, restrictive covenants, non-solicitation and non-disclosure.

On May 30, 2013, the Company and Meeta Vyas, its Interim Chief Financial Officer, agreed that during the term of Ms. Vyas’ service, she will be compensated on the basis of $9,000 per month and 2,572 shares of Series A Preferred Stock, also on a monthly basis. Ms. Vyas is married to Anil Diwan, the President and Chairman of the Company.

On March 3, 2010, the Company entered into an employment agreement with Dr. Jayant Tatake to serve as Vice President of Research and Development. The employment agreement provides for term of four years with a base salary of $150,000. In addition, the Company issued 26,786 shares of Series A Preferred Stock and 35,714 shares of common stock, and will issue an additional 26,786 shares of Series A Preferred Stock and 35,714 shares of common stock on each anniversary date of the agreement. The Compensation Committee of the Board of Directors extended the current provisions of the Employment Agreement pending its review of current industry compensation arrangements and Employment agreements

On March 3, 2010, the Company entered into an employment agreement with Dr. Randall Barton to serve as Chief Scientific Officer. The employment agreement provides for term of four years with a base salary of $150,000. In addition, the Company issued 35,714 shares of common stock, and will issue an additional 35,714 shares of common stock on each anniversary date of the agreement. The Compensation Committee of the Board of Directors extended the current provisions of the Employment Agreement pending its review of current industry compensation arrangements and Employment agreements

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 2, 2012, Stanley Glick, CPA was appointed as an independent member of our Board of Directors. Up until that time we did not have any independent directors on our Board of Directors, and therefore had no formal procedures in effect for reviewing and pre-approving any transactions between us, our directors, officers and other affiliates. We have used and will continue to use our best efforts to insure that all transactions are on terms at least as favorable to the Company as we would negotiate with unrelated third parties.

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On February 1, 2013, Dr. Boniuk and entities over which Dr. Boniuk has voting and dispositive power subscribed for $4,000,000 of the Company’s Unsecured 8% Coupon Series B Convertible Debentures. On September 10, 2013, Dr. Boniuk and entities affiliated to him subscribed to $3,000,000 of the Company’s units issued in a registered direct offering. On July 2, 2014 the Company accepted a subscription from Dr. Boniuk to invest $5,000,000 in the Company’s Series C Convertible Debenture.

On May 13, 2013, Meeta Vyas was appointed as the Company’s Chief Financial Officer. During the term of Ms. Vyas’ service, she will be compensated on the basis of $9,000 per month and 2,572 shares of Series A Preferred Stock, also on a monthly basis. Ms. Vyas is married to Anil Diwan, the President and Chairman of the Company. On January 1, 2015 her compensation was increased to $10,800 per month.

TheraCour Pharma, Inc.

On May 12, 2005, the Company entered into a Material License Agreement, amended as of January 8, 2007 (the “License”) with TheraCour Pharma, Inc., (“TheraCour”), our largest shareholder. As of the present, TheraCour granted the Company an exclusive license in perpetuity for technologies developed by TheraCour for the virus types: HIV, HCV, HSV-1 and HSV-2, Rabies, Asian (bird) flu and Influenza. In consideration for obtaining this exclusive license, we agreed: (1) that TheraCour can charge its costs (direct and indirect) plus no more than 30% of direct costs as a development fee and such development fees shall be due and payable in periodic installments as billed; (2) to pay $25,000 per month for usage of lab supplies and chemicals from existing stock held by TheraCour; (3) to pay the greater of $2,000 or actual costs monthly, for other general and administrative expenses incurred by TheraCour on our behalf; (4) to make royalty payments of 15% (calculated as a percentage of net sales of the licensed drugs) to TheraCour; (5) that TheraCour Pharma, Inc. shall retain the exclusive right to develop and synthesize the nanomaterials and Licensed Products; and (6) NanoViricides has agreed to pay an advance payment equal to twice the amount of the previous months invoice to be applied as a prepayment towards expenses.

Since April, 2016, TheraCour has not billed NanoViricides and the Company has not paid TheraCour the $25,000 monthly fixed fee that is specified in the Licensing Agreements, as the initial stocks have run out and this fee is no longer applicable..  NanoViricides has agreed to pay TheraCour for actual costs plus an additional 30% surcharge on certain portion of the actual costs. Such surcharge is customary in such contracts and is intended to cover contingencies, and related expenses including non-billable ones that may arise. TheraCour agreed that it will develop and synthesize Licensed Products, exclusively for NanoViricides, and unless such license is terminated, will not develop or synthesize Licensed products for its own sake or for others. TheraCour may terminate the License upon a material breach by us as specified in the agreement. However, the Company has the opportunity to cure the breach within 90 days of receipt of notice to terminate the License. On February 15, 2010, the Company approved an Additional License Agreement with TheraCour Pharma, Inc. (“TheraCour”). Pursuant to the exclusive Additional License Agreement, in consideration for the issuance of 2,000,000 shares of the Company’s Series A Preferred Stock, (the “Series A Preferred”), the Company was granted exclusive licenses, in perpetuity, for technologies, developed by TheraCour, for the development of drug candidates for the treatment of Dengue viruses, Ebola/Marburg viruses, Japanese Encephalitis, viruses causing viral Conjunctivitis (a disease of the eye) and Ocular Herpes. (Ocular Herpes was included in this license for the purpose of explicit mention, while understanding and acknowledging that HSV-1 and HSV-2 are licensed.)

Development costs charged by and paid to TheraCour Pharma, Inc. were $ 3,368,919, $3,731,498 and $2,403,126, for the fiscal years ended June 30, 2017, 2016 and 2015, respectively. No royalties are due or have been paid from inception through June 30, 2017.

As of October 13, 2017, TheraCour owns 9,619,170 shares of the Company’s outstanding common stock and 2,000,000 shares of Series A Preferred. Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour and owns approximately 70% of the outstanding capital stock of TheraCour.

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KARD Scientific, Inc.

In June 2005, the Company engaged KARD Scientific to conduct preclinical human influenza animal (mouse) studies and provide the Company with a full history of the study and final report with the data collected. This project is on-going. NanoViricides has a fee for service arrangement with KARD. We do not have an exclusive arrangement with KARD; we do not have a contract with KARD; all work performed by KARD must have prior approval of the executive officers of NanoViricides; and we retain all intellectual property resulting from the services by KARD. Dr. Krishna Menon, the Company’s previous Chief Regulatory Officer-Consulting, a non-executive officer position, is also an officer and principal owner of KARD Scientific. The Lab fees charged by KARD Scientific for services were $0, $0 and $0, for the fiscal years ended June 30, 2017, 2016 and 2015, respectively. Dr. Menon resigned as our Chief Regulatory Officer-Consulting, a non-executive officer position, in 2014 due to personal health reasons. Dr. Randall W. Barton, our Chief Scientific Officer, has taken over the duties of Acting Regulatory Officer.

Family Relationships

Meeta Vyas, the Company’s interim Chief Financial Officer, is the wife of Anil Diwan, our founder, Chairman and President. As of October 13, 2017, there were no other family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Review, Approval or Ratification of Transactions with Related Persons

Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code of Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:

(a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2017 fiscal year were timely filed except Dr. Boniuk has not yet filed a Form 4 which was required to be filed on or about February 4, 2017.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended June 30, 2017, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, Attention: Corporate Secretary.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF
DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2018 Annual Meeting, the proposal must be received by us at our principal executive offices by July 3, 2018. The proposal should be sent to the attention of: Secretary, NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Nevada law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

Except as noted below, to be timely, proposals and nominations with respect to the 2018 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

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In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Anil Diwan
Chairman of the Board of Directors,
President and Secretary

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NANOVIRICIDES, INC. 1 CONTROLS DRIVE SHELTON, CT 06484 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NNVC2017 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E33779-P98631 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NANOVIRICIDES, INC. The Board of Directors recommends you vote FOR the following 1. Re-election of each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal. Class I Directors Nominees: 01) Anil Diwan, Ph.D. 02) Dr. Milton Boniuk 03) Mukund Kulkarni For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E33780-P98631 NANOVIRICIDES, INC. Annual Meeting of Stockholders December 8, 2017 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of NanoViricides, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of 2017 Annual Meeting of Stockholders and Proxy Statement with respect to the 2017 Annual Meeting of Stockholders of NanoViricides, Inc. to be held at the Sheraton Stamford Hotel, 700 E. Main Street, Stamford, Connecticut 06901 and live via the Internet at www.virtualshareholdermeeting.com/NNVC2017 on Friday, December 8, 2017 at 10:00 a.m. Eastern Standard Time, and hereby appoints Anil Diwan and Eugene Seymour, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the NanoViricides, Inc. Common Stock of the undersigned at such meeting and any postponement(s) or adjournment(s) of such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting (and any such (postponement(s) or adjournment(s)). THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 8, 2017. NANOVIRICIDES, INC. NANOVIRICIDES, INC. 1 CONTROLS DRIVE SHELTON, CT 06484 Meeting Information Meeting Type: Annual Meeting For holders as of: October 13, 2017 Date: December 8, 2017 Time: 10:00 AM EST Location: The Sheraton Stamford Hotel 700 E. Main Street Stamford, Connecticut 06901 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NNVC2017. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E33792-P98631

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT    FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 26, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/NNVC2017. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E33793-P98631

Voting Items The Board of Directors recommends you vote FOR the following: 1. Re-election of each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal. Class I Directors Nominees: 01) Anil Diwan, Ph.D. 02) Dr. Milton Boniuk 03) Mukund Kulkarni The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. E33794-P98631

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